UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

PINEAPPLE EXPRESS CANNABIS COMPANY d/b/a PINYA XP. (Exact name of registrant as specified in its charter)

NV	001-41762	33-3266062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Peachtree Street NE, Ste 1775

Atlanta, GA 30308

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (404) 734-3277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON	PNXP	U.S. Reporting: SEC Reporting

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As of Dec 1, 2025, The Board of Directors of PNXP accepted the Resignation of Mr. Marc Williams as Chief Operating Officer “COO”, Director and Board Member.

As of Dec 1, 2025, The Board of Directors of PNXP accepted the Resignation of Mr. Kevin Jodrey as Chief Cannabis Officer “CCO”, Director and Board Member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2025	PINEAPPLE EXPRESS CANNABIS CO.

By: /s/ Franjose “Frank” Yglesias
Franjose “Frank” Yglesias, CEO